UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 27, 2019

Castle Brands Inc.

(Exact name of registrant as specified in its charter)

Florida	001-32849	41-2103550
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

122 East 42nd Street, Suite 5000, New York, New York	10168
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 356-0200

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

Castle Brands Inc., a Florida corporation (the “Company”), held its 2018 annual meeting of shareholders (the “Annual Meeting”) on February 27, 2019. A total of 151,694,418 shares of common stock of the Company were present or represented at the meeting, constituting a quorum.

Listed below are the matters voted upon and the final results of such voting:

1. All of the nominees for director were elected, each to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified, as follows:

Name	For	Withheld	Broker Non-Votes
Mark Andrews	104,236,301	4,029,929	43,428,188
John F. Beaudette	104,369,106	3,897,124	43,428,188
Henry C. Beinstein	103,779,563	4,486,667	43,428,188
Phillip Frost, M.D.	101,701,630	6,564,600	43,428,188
Dr. Richard M. Krasno	103,900,109	4,366,121	43,428,188
Richard J. Lampen	102,829,758	5,436,472	43,428,188
Steven D. Rubin	101,299,564	6,966,666	43,428,188
Mark Zeitchick	102,691,468	5,574,762	43,428,188

2. The appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for fiscal 2019 was ratified, as follows:

For	Against	Abstain	Broker Non-Votes
147,289,699	3,228,310	1,176,409	0

3. The compensation of the Company’s named executive officers was approved, on an advisory basis, as follows:

For	Against	Abstain	Broker Non-Votes
102,627,319	5,462,123	176,788	43,428,188

4. The Company’s shareholders approved, on an advisory basis, the holding of future advisory votes on say on pay every year, as follows:

One Year	Two Years	Three Years	Abstain
104,972,926	81,212	1,131,784	2,080 ,308

In accordance with its prior recommendation that an advisory vote on the compensation of the Company’s named executive officers occur every year and the shareholder voting results at the Annual Meeting, in which one year received a majority of the votes cast, the board of directors of the Company has determined that future advisory votes on the compensation of the Company’s named executive officers will occur every year until the next advisory vote regarding frequency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Castle Brands Inc.

March 1, 2019	By:	/s/ Alfred J. Small
	Name:	Alfred J. Small
	Title:	Senior Vice President, Chief Financial Officer, Treasurer & Secretary